Exhibit 10.14.5

WAIVER AND FOURTH AMENDMENT TO CREDIT AGREEMENT

This WAIVER AND FOURTH Amendment to Credit Agreement (this “Amendment”) is entered into as of May 22, 2015, by and among Hampshire Group, Limited, a Delaware corporation (the “Lead Borrower”), Hampshire Brands, Inc., a Delaware corporation (“Hampshire Brands”), Hampshire International, LLC, a Delaware limited liability company (“Hampshire International”), Scott James, LLC, a Delaware limited liability company (“Scott James”) and Rio Garment S.A., a Sociedad Anónima formed under the laws of Honduras (“Rio Garment”, together with the Lead Borrower, Hampshire Brands, Hampshire International and Scott James collectively, the “Borrowers”), Salus CLO 2012-1, LTD. (“Salus CLO”) and Salus Capital Partners, LLC (“SCP”, together with Salus CLO, each a “Lender” and collectively, the “Lenders”) and Salus Capital Partners, LLC, as Administrative Agent and Collateral Agent for the Lenders party thereto (in such capacity, the “Agent”).

RECITALS

WHEREAS, Borrowers, Lenders and Agent are party to that certain Credit Agreement, dated as of September 26, 2013 (as amended, supplemented, modified and in effect from time to time, the “Credit Agreement”; all capitalized terms used but not specifically defined herein shall have the respective meanings provided for such terms in the Credit Agreement); and

WHEREAS, the Events of Default described on Schedule I attached hereto have occurred and are continuing under the Credit Agreement (such Event of Defaults being referred to herein as to herein individually as a “Specified Default” and collectively, the “Specified Defaults”); and

WHEREAS, the Lead Borrower, Hampshire International and Rio Garment have entered into that certain Stock Purchase Agreement, dated as of April 10, 2015 (the “Rio Garment Stock Purchase Agreement”), by and among David Gren and Minor Valle (collectively the “Buyers”), the Lead Borrower and Hampshire International (collectively, the “Sellers”) and Rio Garment, as amended by that certain Amendment No.1 to Stock Purchase Agreement, dated as of May 14, 2015 (“Amendment No. 1 to Rio Garment Stock Purchase Agreement”), pursuant to which the Sellers have agreed to sell all of the equity interests in Rio Garment to the Buyers pursuant to the terms and conditions set forth therein; and

WHEREAS, the Borrowers have requested that the Agent and Lenders (i) permanently waive the Specified Defaults, and (ii) amend certain provisions of the Credit Agreement, and the Agent and Lenders have agreed to do so on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.            Waiver of Specified Defaults. Subject to the terms and conditions of this Amendment, effective upon the Fourth Amendment Effective Date (as defined below), the Agent and Lenders hereby waive the Specified Defaults and their rights to pursue the remedies available to them solely on account of the Specified Defaults. The waiver contained in this Section 1 shall (a) not constitute or be deemed to constitute a waiver (except as otherwise expressly set forth herein), of (i) any Default or Event of Default other than the Specified Defaults, or (ii) any term or condition of the Credit Agreement except as modified herein, (b) not constitute or be deemed to constitute consent by the Agent and Lenders to anything other than the specific purpose set forth herein, and (c) not constitute a custom or course of dealing among the parties hereto.

2.            Amendments to the Credit Agreement. Effective as of the Fourth Amendment Effective Date, the Credit Agreement is amended as follows:

A.           Section 1.01 of the Credit Agreement is hereby amended adding the following defined terms, such terms to be inserted in the proper alphabetical order:

“Fourth Amendment” means that certain Waiver and Fourth Amendment to Credit Agreement, dated as of May 22, 2015, by and among the Borrowers, Lenders and Agent.

“Fourth Amendment Effective Date” means May 22, 2015.

“Honduras Inventory Reserve” means, without duplication of any other Reserves or items to the extent such items are otherwise addressed or excluded from eligibility criteria, the following amounts: (i) for the period from the Fourth Amendment Effective Date through June 5, 2015, zero ($0); (ii) for the period from June 6, 2015 through July 30, 2015, the lesser of (x) $500,000, and (y) the total contribution of Rio Garment Inventory to the Borrowing Base; (ii) for the period July 31, 2015 through August 30, 2015, the lesser of (x) $1,000,000, and (y) the total contribution of Rio Garment Inventory to the Borrowing Base; and (iii) on August 31, 2015 and at all times thereafter, an amount equal to all amounts included in the Borrowing Base attributable to Inventory of Rio Garment, including without limitation, all amounts under clauses (b), (d) and (f) of the definition of Borrowing Base.

B.            Section 1.01 of the Credit Agreement is hereby amended by deleting the defined terms, “Availability Block” and “Borrowing Base”, in their entirety and replacing such terms, respectively, with the following:

“Availability Block” means $1,500,000.

“Borrowing Base” means, at any time of calculation, an amount equal to:

(a)     seventy-five percent (75%) of the Appraised Value of Borrowers’ Eligible Finished Goods Inventory (Locker Stock) (less the amount, if any, of Inventory Reserves applicable thereto);

plus

(b)     seventy-five percent (75%) of the Appraised Value of Borrowers’ Eligible Finished Goods Inventory (Honduras) (less the amount, if any, of Inventory Reserves applicable thereto);

plus

(c)     ninety percent (90%) of the Appraised Value of Borrowers’ Eligible Finished Goods Inventory (Hampshire Brands) (less the amount, if any, of Inventory Reserves applicable thereto);

plus

(d)     eighty percent (80%) of the Appraised Value of Borrowers’ Eligible Raw Materials Inventory (less the amount, if any, of Inventory Reserves applicable thereto);

plus

(e)     ninety percent (90%) of the Appraised Value of Borrower’ Eligible In-Transit Inventory (less the amount, if any, of Inventory Reserves applicable thereto), (provided, that in no event shall Eligible In-Transit Inventory included in the Borrowing Base exceed fifteen percent (15%) of the Borrowing Base);

plus

(f)     eight-five percent (85%) of the Appraised Value of Borrowers’ Eligible Honduras In-Transit Inventory (less the amount, if any, of Inventory Reserves applicable thereto);

plus

(g)     ninety percent (90%) of the Borrowers’ Eligible Insured Trade Receivables (less the amount, if any, of Receivables Reserves applicable thereto);

plus

(h)     eighty-five percent (85%) of the Borrowers’ Eligible Uninsured Trade Receivables (less the amount, if any, of Receivables Reserves applicable thereto);

minus

(i)     the Availability Block;

minus

(j)     the Honduras Inventory Reserve;

minus

(k)     the then amount of all Availability Reserves, if any.

C.            Section 6.01(a) of the Credit Agreement is hereby amended by adding the following proviso after the semi-colon in the last sentence:

“provided, however, such audited consolidated financial statements, independent auditors’ report and unqualified opinion for the fiscal year ended December 31, 2014 shall be delivered no later than July 31, 2015;”

D.           Section 7.15 of the Credit Agreement is hereby amended by deleting subsections Section 7.15(a) and Section 7.15(b) in their entirety and substituting therefor, the following:

“(a)     Minimum Net Sales. With respect to each fiscal month of the Borrowers, commencing with the fiscal month ending April 30, 2015, permit net sales of the Borrowers, as calculated on a three (3) month rolling basis as measured on the last day of each such fiscal month, to be less than eighty percent (80%) of projected net sales of the Borrowers as set forth in the Business Plan for such period.”

3.             Additional Agreements. In connection this Amendment, the Borrowers covenant and agree as follows:

(a)     The Borrowers shall continue to retain GRL Capital Advisors LLC until such time as a new permanent Chief Financial Officer is appointed, which Chief Financial Officer shall be acceptable to the Agent, in its sole but reasonable discretion.

(b)     The Borrowers shall continue to pursue in an expeditious manner a transaction for a capital investment in the Borrowers, to yield no less than $1,500,000 in net proceeds to the Borrowers, any such transaction to be on terms and conditions satisfactory to the Agent, in its sole but reasonable discretion (a “Capital Transaction”). No later than July 31, 2015, the Borrowers shall close a Capital Transaction with an investor and pursuant to an agreement, which investor, agreement and proposed transaction shall in all respects be acceptable to the Agent, in its sole but reasonable discretion, and resulting in net cash proceeds received by the Borrowers in an amount not less than $1,500,000. Unless otherwise agreed by the Agent and Lenders, all net proceeds arising from any Capital Transaction shall be paid directly to the Agent for application to the outstanding Obligations.

(c)     The Lead Borrower shall receive from Rio Garment and/or the Buyers New Accounts Receivable (as defined in Amendment No. 1 to Rio Garment Stock Purchase Agreement) and/or cash in amounts no less the amounts, and by the corresponding dates set forth in Section 2.1.2.2 of Amendment No. 1 to Rio Garment Stock Purchase Agreement (as in effect as of the Fourth Amendment Effective Date).

(d)     The Borrowers acknowledge and agree that the failure of the Borrowers to comply with the terms and conditions set forth in this Section 3 shall constitute an immediate Event of Default (without need for notice of any kind or any passage of time).

4.         Expenditures at Rio Garment. Pursuant to the terms of the Rio Garment Stock Purchase Agreement, from and after April 10, 2015, all expenses associated with Rio Garment (including, without limitation, costs of Inventory, payroll and related labor expenses, rent and occupancy of Rio’s premises, insurance, maintenance and repair and other operating expenses, but excluding, however (i) compensation due to Pure Fresh Coast, LLC under the terms of the letter agreement dated as of May 14, 2015, between the Lead Borrower and Pure Fresh Coast, LLC, and (ii) financing costs, fees and expenses of Rio Garment under the Credit Agreement and the other Loan Documents (amounts referred to in the preceding clauses (i) and (ii) being referred to as “Excluded Rio Expenses”)) are the responsibility of the Buyer. The Borrowers agree that other than on account of Excluded Rio Expenses, Borrowers shall not fund, or permit Rio Garment to fund, any expenses of Rio Garment from and after the Fourth Amendment Effective Date, without the Agent’s prior written consent.

5.         Conditions Precedent. The effectiveness of this Amendment is subject to the following conditions precedent (all documents to be in form and substance satisfactory to the Agent):

(a)     Agent shall have received this Amendment properly executed by the Borrowers;

(b)     Agent shall have received the revised Business Plan attached hereto as Exhibit A;

(c)     After giving effect to this Amendment (i) all representations and warranties of the Borrowers set forth herein and in the Loan Documents shall be true and correct in all material respects, except to the extent such representations and warranties speak as to an earlier date, in which case the same are true, correct and complete as to such earlier date, (ii) no Event of Default or any other event which, upon the lapse of time, service of notice, or both, which would constitute an Event of Default under any of the Loan Documents, shall have occurred and be continuing, and (iii) Borrowers shall be in material compliance with the Credit Agreement and the other Loan Documents; and Borrowers shall have certified the foregoing matters to Agent; and

(d)     The Borrowers shall have paid to the Agent, for the ratable benefit of the Lenders, an amendment fee of $50,000, which fee shall be fully earned on the date hereof.

6.            Representations, Warranties. Borrowers represent that, after giving effect to this Amendment:

(a)     No consent or approval of, or exemption by any Person is required to authorize, or is otherwise required in connection with the execution and delivery of this Amendment which has not been obtained and which remains in full force and effect; and

(b)     As of the date hereof, all of the representations and warranties of the Borrowers set forth in the Credit Agreement and the other Loan Documents are true, correct and complete in all material respects, except to the extent such representations and warranties speak as to an earlier date, in which case the same are true, correct and complete as to such earlier date; and no Default or Event of Default exists under the Credit Agreement.

7.             Confirmation of Security Interests. Borrowers hereby confirm the security interests and liens granted by Borrowers to Agent, in and to the Collateral in accordance with the Loan Documents as security for the Obligations.

8.             Payment of Agent’s Fees and Expenses. Borrowers agree to pay any and all fees and expenses, including reasonable counsel fees and disbursements, incurred by Agent in connection with the preparation and execution of this Amendment and all documents, instruments and agreements contemplated hereby.

9.             No Other Modifications, Conflicts with Loan Documents, etc. This Amendment is intended to supplement and modify the Credit Agreement and the rights and obligations of the parties under the Credit Agreement shall not in any way be vacated, modified or terminated except as herein provided. All terms and conditions contained in each and every agreement or promissory note or other evidence of indebtedness of Borrowers to the Agent and Lenders are incorporated herein by reference. If there is a conflict between any of the provisions of the Credit Agreement and the provisions of this Amendment, then the provisions of this Amendment shall govern.

10.          Limited Waiver. Except as expressly provided in Section 1 hereof, this Amendment shall not constitute a waiver of any Default or Event of Default, which may exist under the Credit Agreement, or a waiver or modification of any of the Agent’s rights and remedies or of any of the terms, conditions, warranties, representations, or covenants contained in the Credit Agreement. Except as expressly provided in Section 1 hereof, the Agent hereby reserve all of its rights and remedies pursuant to the Credit Agreement and the other Loan Documents and applicable law. For the avoidance of doubt, the waiver set forth in Section 1 hereof shall be effective only upon the Fourth Amendment Effective Date.

11.          Full Force and Effect. Except as expressly amended hereby, all terms and conditions of the Credit Agreement, and any and all Exhibits annexed thereto and all other writings submitted by the Borrowers to the Agent and Lenders pursuant thereto, shall remain unchanged and in full force and effect.

12.          Governing Law. This Amendment shall be construed in accordance with the substantive laws (other than conflict laws) of the State of New York.

13.          Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which shall be considered one and the same document. Delivery of an executed counterpart of a signature page of this document by facsimile or by electronic mail or e-mail file attachment shall be effective as delivery of a manually executed counterpart of this document.

14.          RELEASE. EACH BORROWER, TOGETHER WITH ITS SUCCESSORS AND ASSIGNS, HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE INDEBTEDNESS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM THE AGENT OR LENDERS. EACH BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES AGENT, EACH LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, AFFILIATES SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, ASSERTED OR UNASSERTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH BORROWERS MAY NOW OR HEREAFTER (WHETHER OR NOT PRESENTLY SUSPECTED, CONTEMPLATED OR ANTICIPATED) HAVE AGAINST AGENT OR ANY LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY LOAN OR ADVANCE, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT OR LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

[Signature Page Follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Fourth Amendment to the Credit Agreement to be executed and delivered as of the day and year first above written.

HAMPSHIRE GROUP, LIMITED as Lead Borrower

By:	/s/ Paul M. Buxbaum
Name:	Paul M. Buxbaum
Title	CEO

HAMPSHIRE BRANDS, INC. as a Borrower

By:	/s/ Paul M. Buxbaum
Name:	Paul M. Buxbaum
Title	CEO

HAMPSHIRE INTERNATIONAL, LLC as a Borrower

By:	/s/ Paul M. Buxbaum
Name:	Paul M. Buxbaum
Title	CEO

SCOTT JAMES, LLC as a Borrower

By:	/s/ Paul M. Buxbaum
Name:	Paul M. Buxbaum
Title	CEO

RIO GARMENT S.A. as a Borrower

By:	/s/ Paul M. Buxbaum
Name:	Paul M. Buxbaum
Title	CEO

[Waiver and Fourth Amendment to Credit Agreement]

SALUS CLO 2012-1, LTD. as a Lender

By: Salus Capital Partners II, LLC,
Its: Collateral Manager

By:	/s/ Kyle C. Shonak
	Name:	Kyle C. Shonak
	Title:	Co-President

By:	/s/ Macy L. Kiley
	Name:	Macy L. Kiley
	Title:	Executive Vice President

SALUS CAPITAL PARTNERS, LLC as a Lender, Administrative Agent and Collateral Agent

By:	/s/ Kyle C. Shonak
	Name:	Kyle C. Shonak
	Title:	Co-President

By:	/s/ Christopher O’Connor
	Name:	Christopher O’Connor
	Title:	Co-President

[Waiver and Fourth Amendment to Credit Agreement]

Schedule I

Specified Defaults

1.	The failure of the Borrowers to achieve minimum Consolidated EBITDA for the twelve-month period ending December 31, 2014 as required by Section 7.15(a) of the Credit Agreement.

2.

The failure of the Borrowers to deliver monthly financial statements for the months ending January 31, 2015, February 28, 2015 and March 31, 2015, as required by Section 6.01 (b) of the Credit Agreement.

3.	The failure of the Borrowers to deliver audited financial statements for the fiscal year ending December 31, 2014, as required by Section 6.01(a) of the Credit Agreement.

4.	The delivery by the Borrowers to the Agent of Borrowing Base Certificates and/or other reports prior to February 27, 2015 that included irregularities and/or errors.

Exhibit A

Business Plan

Attached